BayFirst Financial Corp. (NASDAQ:BAFN) 2023 – Second Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER BANKING FRANCHISE in the Tampa Bay/ Sarasota Region(1) HOW WE RANK 2 ASSET SIZE Billion total assets (2)$1.09 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION (3) #6 GROWTH ASSET GROWTH OVER 5 YEARS198% 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa/Sarasota region as of March 3, 2023 from Uniform Bank Performance Report 2. Financial data as of June 30, 2023 3. As of SBA’s quarter ended June 30, 2023 INITIATIVES ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FOCUSED ESG DEPOSITS 20% TRANSACTION ACCOUNTS GROWTH DURING THE FIRST HALF OF THE YEAR NET INTEREST MARGIN 45 BPS EXPANSION OF NIM SINCE SAME QUARTER OF LAST YEAR

44 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION FUTURE BANKING CENTER LOCATION EXPANDING BANKING CENTER FRANCHISE

INNOVATIVE COMMUNITY BANK

BAYFIRST

Technology driven community bank with diversified revenue streams

COMMUNITY BANKING

- **10 banking centers in Tampa Bay, expected to grow to 12 banking** centers over the next year
  - **7 commercial** and **5 consumer loan production officers**
- **Full suite of commercial and consumer loan and deposit products** to meet the needs of Tampa Bay individuals, families and small businesses

TECHNOLOGY DRIVEN

- **Advanced technology platform to support innovative products and services while improving efficiencies**
- **PowerLOS for government guaranteed and commercial lending platform**
- **Working with FinTechs to offer new and innovative services through Mulesoft API platform**

BAYFIRST

CREDITBENCH

- **BayFirst's in-house government guaranteed lending platform**
- **#6 SBA lender in dollars and #3 in units as of SBA's quarter ended 6/30/23**
- **#1 SBA lender in the five county Tampa Bay area at SBA's FY ended 9/30/22**
- **FlashCap program:**
  - SBA 7(a) loans of $350K or less
  - Includes **BOLT SBA 7(a) loans for $150K or less**, with 85% government guarantee
- **Core program:**
  - **Focuses on $350K and above**, and is **anchored by 8 experienced core lenders**
  - Loan generation from **organic sales** and **FinTech partners**

5

6 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of June 30, 2023 30.8% 18.6% 9.8% 1.9% 28.1% 5.8% 0.5% 4.5% C&I Residential HELOC C&D Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential Secured by Other Real Estate Consumer & Other Loan Highlights • Low concentration of non owner- occupied commercial real estate loans • Total loan production of $196 million during the quarter • Loans held for investment grew $47 million during the quarter (1) (1) Excludes PPP loans

7 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of June 30, 2023 • Transaction account balances increased $58 million or 20% during the first half of the year • Approximately 82% of deposits are insured • Minimal use of short-term brokered deposits (4% of total deposits as of June 30, 2023) 10.7% 26.8% 42.5% 20.0% Noninterest Bearing Transaction Interest Bearing Transaction Savings & Money Market Time Deposits Deposit Highlights

8 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of June 30, 2023 (fair market value, in thousands) (1)Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (4% of total assets) • Other Comprehensive Loss of $3.2 million reduced Tangible Book Value by $0.79 as of June 30, 2023 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • The Company has $2.5 million of HTM investment securities, net of ACL of $19 thousand. (1) HTM Investment Securities make up 10% of total investment securities portfolio $8,900 $3,314 $17,790 $11,339 Asset-backed securities MBS: U.S. Government-sponsored enterprises CMO: U.S. Government-sponsored enterprises Corporate bonds

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 9 KEY STRATEGIC INITIATIVES FOR 2023 AND BEYOND • Grow community banking franchise through new banking centers and expansion of commercial and consumer lending teams • Strive to be a top 5 SBA lender in the nation • Promote innovation through the Company while enhancing omnichannel and digital delivery • Optimize efficiency through technology and workflow improvements • Differentiate the Company through a commitment to social responsibility

10 Q2 2023 For the Three Months Ended ($000s) 6/30/2023 3/31/2023 Increase/ (Decrease) 6/30/2022 Increase/ (Decrease) Interest income $ 17,792 $ 14,251 $ 3,541 $ 7,759 $ 10,033 Interest expense 7,684 5,198 2,486 1,172 6,512 Net interest income 10,108 9,053 1,055 6,587 3,521 Provision for credit losses 2,765 1,942 823 250 2,515 Noninterest income 10,937 9,448 1,489 7,678 3,259 Noninterest expense 16,402 15,412 990 13,692 2,710 Income tax expense (benefit) 461 280 181 (68) 529 Net income from continuing operations 1,417 867 550 391 1,026 Net loss from discontinued operations (32) (128) 96 (673) 641 Net income (loss) 1,385 739 646 (282) 1,667 Preferred dividends 208 208 — 208 — Net income available to/(loss attributable to) common shareholders $ 1,177 $ 531 $ 646 $ (490) $ 1,667

11 Q2 2023 Six Months Ended June 30, ($000s) 2023 2022 Increase/ (Decrease) Interest income $ 32,043 $ 14,762 $ 17,281 Interest expense 12,882 2,506 10,376 Net interest income 19,161 12,256 6,905 Provision for credit losses 4,707 (2,150) 6,857 Noninterest income 20,385 13,342 7,043 Noninterest expense 31,814 27,561 4,253 Income tax expense (benefit) 741 (95) 836 Net income from continuing operations 2,284 282 2,002 Net loss from discontinued operations (160) (551) 391 Net income (loss) 2,124 (269) 2,393 Preferred dividends 416 416 — Net income available to/(loss attributable to) common shareholders $ 1,708 $ (685) $ 2,393

12 Q2 2023 As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2023 3/31/2023 6/30/2022 6/30/2023 6/30/2022 Return on average assets(1) 0.52% 0.30% (0.13) % 0.42% (0.06) % Return on average common equity(1) 5.86% 2.69% (2.35) % 4.29% (1.64) % Tangible book value per common share $ 19.85 $ 19.70 $ 20.80 $ 19.85 $ 20.80 Diluted earnings from continuing operations per common share $ 0.30 $ 0.16 $ 0.05 $ 0.46 $ (0.03) Dividend payout ratio 27.89% 61.48% (65.54) % 38.34% (93.64) % Total Capital (to risk-weighted assets) 13.60% 14.12% 16.37% 13.60% 15.00 % Common Equity Tier 1 Capital (to risk-weighted assets) 12.34% 12.87% 15.12% 12.34% 13.75 % Tier 1 Capital (to total assets) 9.36% 10.18% 11.37% 9.36% 10.79 % Nonperforming loans (excl gov’t gtd balance)/ total loans held for investment 0.79% 0.26% 0.66% 0.79% 0.66 % ACL/Total loans held for investment at amortized cost, excl PPP loans (2) 1.64% 1.73% 1.71% 1.64% 1.71% (1) Annualized (2) Prior to January 1, 2023, the incurred loss methodology was used to estimate credit losses. Beginning with that date, credit losses are estimated using the CECL methodology.

13 $56 $85 $82 $81 2020Y 2021Y 2022Y Q2 2023 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued organic growth ORGANIC GROWTH Total Assets excluding PPP Loans ($M) Total Net Loans HFI excluding PPP loans ($M) Total Deposits ($M) Tangible Common Equity ($M) Capitalizing on $15.0M after-ta x gain on sale of PPP loans in ’20 & ‘21 $706 $844 $920 $1,072 2020Y 2021Y 2022Y Q2 2023 $0 $200 $400 $600 $800 $1,000 $1,200 $471 $491 $700 $808 2020Y 2021Y 2022Y Q2 2023 $0 $200 $400 $600 $800 $1,000 $559 $722 $795 $945 2020Y 2021Y 2022Y Q2 2023 $0 $200 $400 $600 $800 $1,000 $1,200 CECL adoption decreased capital by $2.5M in ‘23

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 14 LIQUIDITY SOURCES • Available Liquidity ◦ $109 million in cash and due from other banks ◦ $41 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $140 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $34 million available at the Federal Reserve Bank based on pledged loans ◦ $40 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $123 million in brokered deposits (1) ◦ Up to $317 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of June 30, 2023 (unaudited)

15 POSITIONED TO RETURN TO STRONG PROFITABILITY ROAA (%) ROATCE (%) Net Interest Margin (%) Noninterest Income / Total Revenue from Continuing Operations Volatility in 2022 due to discontinued mortgage operations 2023 was impacted by the cancellation of the sale of government guaranteed loans to Signature Bank (1) Annualized (2) The NIM was depressed due to impact of low yield PPP loan portfolio 1.06% 1.90% (0.04)% 0.42% 2020Y 2021Y 2022Y YTD Q2 2023 (0.50)% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 25.60% 32.40% (1.43)% 4.29% 2020Y 2021Y 2022Y YTD Q2 2023 0.00% 7.50% 15.00% 22.50% 30.00% 2.88% 3.23% 3.97% 4.18% 2020Y 2021Y 2022Y YTD Q2 2023 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (2)(2) 7.63% 37.56% 51.26% 51.55% 2020Y 2021Y 2022Y YTD Q2 2023 0% 10% 20% 30% 40% 50% 60% (1) (1)

16 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 1.44% 1.00% 0.61% 1.05% 2020Y 2021Y 2022Y YTD Q2 2023 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/average loans held for investment excluding PPP ACL/Total loans held for investment at amortized cost, excluding PPP loans(1) 5.49% 2.72% 1.33% 1.64% 2020Y 2021Y 2022Y Q2 2023 0.0% 2.0% 4.0% 6.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(2) 636.07% 339.10% 246.42% 191.17% 2020Y 2021Y 2022Y Q2 2023 0.0% 250.0% 500.0% 750.0% 0.45% 1.12% 1.08% 1.67% 2020Y 2021Y 2022Y Q2 2023 0.0% 0.5% 1.0% 1.5% 2.0% (2) Excludes government guaranteed balances (1) Prior to January 1, 2023, the incurred loss methodology was used to estimate credit losses. Beginning with that date, credit losses are estimated using the CECL methodology.

17 SHAREHOLDER VALUE CREATION $11.49 $12.77 $16.02 $21.75 $20.35 $19.70 $19.85 Tangible Book Value 2018Y 2019Y 2020Y 2021Y 2022Y Q1 2023 Q2 2023 $0 $5 $10 $15 $20 $25 CECL adoption decreased equity by $2.5M in Q1 ‘23 Record earnings fro m residential m ortgage and PPP lending in ‘20 and ‘21 Discontinuation of nationwide residential lending platform in ‘22

18 COMMUNITY BANKING PERFORMANCE Q2 2023 Loan Production Summary: ▪ Loan production during the quarter was $71.1 million(1) ▪ Loans held for investment, including government guaranteed loans, increased by a net $46.5 million QoQ Q2 2023 Deposit Summary: ▪ Deposit balances grew $11.9 million QoQ ▪ Deposit portfolio increased by 4.3% in number of accounts (to 16,419 accounts totaling $944.8 million) QoQ New Banking Center: • Opened third banking center in Sarasota-Bradenton area in July 2023 bringing the total to 10 banking centers in the Tampa Bay region Q2 2023 Highlights Banking Center & Deposits ($ in 000s) Total Deposits # Branch Year Opened 6/30/2023 6/30/2022 6/30/2021 1 St. Petersburg(2) 2017 $ 277,276 $ 247,003 $ 198,056 2 Downtown Sarasota 2018 173,695 169,463 144,103 3 Seminole 1999 136,807 150,861 143,921 4 Pinellas Park 2005 90,211 69,395 63,985 5 Countryside 2018 64,209 62,342 53,959 6 West Tampa 2020 110,112 53,352 28,298 7 Belleair Bluffs 2021 34,891 12,990 — 8 West Bradenton 2022 41,359 — — 9 Carrollwood 2023 16,222 — — Total Branches (9) $ 944,782 $ 765,406 $ 632,322 (1) Excludes government guaranteed loan production (2) St. Petersburg branch deposits include other deposits generated by CreditBench, Cash Management, Corporate Treasury, and Virtual.

19 $101 $169 $386 $496 320 374 1,364 2,309 2020Y 2021Y 2022Y LTM $0 $100 $200 $300 $400 $500 500 1,000 1,500 2,000 2,500• Nationally ranked #6 in total SBA dollars and #3 in units for the quarter ending June 30, 2023 • Strategic initiative to expand USDA business and industry lending program. The Company recently hired an experienced USDA lender to support this effort. • Total Q2 2023 government guaranteed loan production increased 38.3% from Q2 2022 • The demand remains strong for the Company’s specialty BOLT program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $254.6 million, including $74.8 million in Q2 2023 ◦ New automation program launched through its proprietary loan origination system PowerLOS and Open API, allowing increased volume and speed while limiting additional staff CREDITBENCH (SBA/USDA LENDING) Q2 2023 Highlights Government Guaranteed Loan Amount ($M) and Volume (1) CreditBench concentrated on PPP loan production for years 2020 to 2021 Excludes $877M PPP loans originated in ’20 and $329M during ‘21(1)

20 GOVERNMENT GUARANTEED LOANS • Government guaranteed loan portfolio of $364 million of which $183 million are guaranteed by the SBA or USDA • Sold $113 million of guaranteed loan balances and $11 million of unguaranteed loan balances for a net gain on sale of $6 million during the quarter • The sale of unguaranteed loan balances reduces credit risk in the loan portfolio and even, when sold at a discount, often results in a positive impact to the income statement in the quarter sold with reductions in provision for credit losses and acceleration of the recognition of discount on loans sold income offsetting any loss on sale • Purchased $64 million of government guaranteed loans during the quarter, $32 million of which was already sold or paid off during the quarter

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 21 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay region Total asset growth of 198% since YE2017 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan generators Solid deposit growth of 19% since year end and 23% since same period last year Experienced management team with strong insider ownership of 14% ✔ ✔ ✔ ✔ ✔ ✔ ✔ Consistent dividend growing 100% over past 5 years

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 22 APPENDIX

23 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,104,669 as of 7/20/2023 Source: S&P Capital IQ Pro Vanguard Group Inc., 3.85% First Manhattan Co., 3.38% Banc Funds Co. LLC, 3.25% All Other Institutions, 7.42% Mark S. Berset, 6.84% All Other Directors/ Executive Officers, 7.30% Public/Other, 67.96%

24 ATTRACTIVE FLORIDA MARKETS MEANINGFUL ECONOMIC TAILWINDS #2 state in the U.S.A. for net domestic migration and top 3 growth state* ~$1.5T economy, with 3.5% GDP growth in Q1’23 Attractive tax policy 3.0 million small businesses, more than any other Southeastern state 3rd most populous state Total Deposits in Pinellas, Hillsborough, Manatee and Sarasota Counties of $113bn* …Favorable Population Projections… …and Favorable Expected Household Incomes Tier 1 Markets: • Citrus • Hernando • Pasco • Pinellas • Charlotte • Hillsborough • Polk • Manatee • Sarasota Tier 2 Markets: • Sumter • Lake • Orange • Osceola • Collier • Hardee • DeSoto • Highlands • Lee *Source: S&P Global Market Intelligence as of January 2023, U-haul G ro w th R at e ('2 3 to '2 8) 2.12% 5.00% 5.19% 7.73% USA Florida Tampa MSA Sarasota MSA 0% 3% 5% 8% 10% G ro w th R at e ('2 3 to '2 8) 13.13% 12.55% 13.28% 12.29% USA Florida Tampa MSA Sarasota MSA 0% 5% 10% 15%

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 25 DEPOSITS IN TAMPA BAY/SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa/St. Petersburg/Sarasota Region) Note: Deposit data as of March 31, 2023 Source: Uniform Bank Performance Report Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,843 13 $219 2 BayFirst National Bank 934 9 104 3 Flagship Bank 510 6 85 4 Climate First 270 3 90 5 Gulfside Bank 261 1 261 6 TCM Bank NA 235 1 235 7 Central Bank 223 4 56 8 Century Bank of Florida 99 1 99 9 Waterfall Bank 72 1 72

EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Anthony N. Leo

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q4 2013; Prior to joining BayFirst, provided management consulting and regulatory advisory services to community banks throughout the state of Florida and served as the interim CEO of three troubled banks between 2009 and 2013
- Managing Director and Executive Vice President of Community Banks, Inc. (Nasdaq: CMTY) in Harrisburg, PA from 1993 until its sale to Susquehanna Bancshares, Inc. (NasdaqGS: SUSQ) in 2007
- B.A. in Political Science from George Washington University and a J.D. from George Washington University Law School



Robin Oliver

EVP, Chief Operating Officer of BayFirst and the Bank

- Joined BayFirst in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Thomas G. Zernick

President & Director of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame



Scott J. McKim

EVP, Chief Financial Officer of BayFirst and the Bank

- Joined BayFirst in July 2023
- Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares
- B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

26

EXPERIENCED LEADERSHIP TEAM



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale

EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



John Macaluso

EVP, Chief Technology Officer

- Joined BayFirst in Q4 2020
- 37 years information technology experience
- Served as CTO for Fiserv, Inc.
- B.A. from University of South Florida



Lewis Benner

EVP, Chief Credit Officer

- Joined BayFirst in 2018; Prior to joining BayFirst, Mr. Benner served in leadership roles from multiple financial institutions
- B.A. in Business Administration from Elizabethtown College

27